SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15 (d) of the
                       Securities and Exchange Act of 1934

Date of Report:  July 1, 2003
(Date of earliest event reported):  July 1, 2003

                                STRATEGIKA, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                       0-49666               75-2926439
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
 incorporation or organization)            Number)           Identification No.)

         4316 Fairfax Avenue
             Dallas, Texas                                         75205
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (214) 505-7497





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURES.

Strategika, Inc. has elected not to pursue the combination transaction with Capital Financial Group, Inc. as originally reported on February 14, 2003.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 1, 2003                                          Strategika, Inc.
                                                     (Registrant)


                                                      By: /s/  Rene Larrave
                                                         -----------------------
                                                         Rene Larrave
                                                         Chief Executive Officer